EXHIBIT 32

NATURAL HEALTH FARM HOLDINGS INC.

Certification of the Chief Executive Officer AND Chief Financial Officer Pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the accompanying Annual Report on Form 10-K of Natural Health Farm Holdings Inc (the “Company”) for the year ended September 30, 2017 (the “Report”), I, Tee Chuen Meng, President, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 28, 2017

/s/ Tee Chuen Meng
Principal Executive Officer and Principal Financial Officer